Exhibit 10.2

AGREEMENT

AGREEMENT dated as of the 8th day of July, 2009, by and among Seneca Foods Corporation, a New York corporation (the "Company"), Carl Marks Strategic Investments, L.P., a Delaware limited partnership, Nancy Marks and Marjorie Boas ( all such parties, other than the Company, referred to herein as the "Original Selling Shareholders"), Carl Marks Strategic Investments III, L.P., Nancy Marks 2003 GRAT, Nancy Marks 2009 CMS-GRAT, Carolyn Marks, Mark and Susan Claster, Andrew and Carol Boas, Linda Katz, Constance Marks, Laura Katz, James Miller, Richard Boas, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company (all such parties, other than the Original Selling Shareholders, referred to herein as the "Additional Selling Shareholders" and, together with the Original Selling Shareholders, the "Selling Shareholders").

RECITALS:

A. The Company, the Original Selling Shareholders, Uranus Fund, Ltd., CMCO, Inc., Edwin S. Marks and Carl Marks Strategic Investments II LP previously entered into a Registration Rights Agreement, dated as of June 22, 1998 (the "RR Agreement");

B. The Company and the Original Selling Shareholders are the only remaining parties to the RR Agreement;

C. The Original Selling Shareholders have requested that the Company (i) effect the registration under the Securities Act of the Original Selling Shareholders' "Owned Shares" (as defined below) in connection with the proposed Secondary Offering (as defined below) and (ii) permit the Additional Selling Shareholders to also effect the registration under the Securities Act of the Additional Selling Shareholders' "Additional Owned Shares" (as defined below) in connection with the proposed Secondary Offering; and

D. The parties hereto have agreed to various provisions as set forth below concerning their respective rights and obligations under the RR Agreement and this Agreement in connection with such proposed Secondary Offering.

TERMS OF AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Any capitalized term used but not defined herein shall have the meaning given thereto as set forth in the RR Agreement.

2.
(a) Each Original Selling Shareholder confirms to the Company that such Selling Shareholder is the owner of the shares of the various classes or series of classes of the Company's stock set forth on Schedule A hereto (such shares owned by each applicable Original Selling Shareholder referred to herein as the "Owned Shares"), and that such Original Selling Shareholder does not own or control, and will not own or control as of the date of the consummation of the Secondary Offering, any other shares of the classes or series of classes of the Company's stock set forth on Schedule A, other than such Original Selling Shareholder's Owned Shares.

(b) Each Additional Selling Shareholder confirms to the Company that such Additional Selling Shareholder is the beneficial owner of the shares of the various classes or series of classes of the Company's stock set forth on Schedule B hereto (such shares owned by each applicable Additional Selling Shareholder referred to herein as the "Additional Owned Shares"), and that such Additional Selling Shareholder (other than John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company) does not own or control, and will not own or control as of the date of the consummation of the Secondary Offering, any other shares of the classes or series of classes of the Company's stock set forth on Schedule B, other than such Additional Selling Shareholder's Additional Owned Shares.

3.
(a) Each Original Selling Shareholder confirms that such Original Selling Shareholder has requested (the "Registration Request") that (i) pursuant to the provisions of Section 2.1(a) of the RR Agreement the Company effect the registration under the Securities Act of (A) all of such Original Selling Shareholder's Owned Shares which constitute Class A Common Stock of the Company and (B) all shares of Class A Common Stock of the Company issuable upon the conversion of Owned Shares that are not currently Class A Common Stock of the Company to be sold in an underwritten secondary offering (the "Secondary Offering"), and (ii) the Company in connection with the Secondary Offering also effect the registration under the Securities Act of (A) all of Additional Selling Shareholders' Additional Owned Shares which constitute Class A Common Stock of the Company and (B) all shares of Class A Common Stock of the Company issuable upon the conversion of Additional Owned Shares that are not currently Class A Common Stock of the Company (collectively the "Offered Securities").

(b) The Company and each Selling Shareholder has agreed to take all actions necessary to convert all shares of the Company’s capital stock being sold in the Secondary Offering upon conversion which are not currently Class A Common Stock of the Company into shares of Class A Common Stock of the Company immediately prior to the consummation of the Secondary Offering with respect to such shares pursuant to the terms of the underwriting agreement between the Company, the Selling Shareholders and Merrill Lynch, Pierce, Fenner & Smith, Inc. and Piper Jaffray & Co. as representatives of the several underwriters named therein related to the Secondary Offering (the "Underwriting Agreement");

(c) Each Original Selling Shareholder agrees that the 30 day period referenced in Section 2.1(a)(ii) of the RR Agreement has terminated as of the date of this Agreement;

(d) The Company and each Selling Shareholder agrees that no other securities of the Company shall be included in the Secondary Offering other than the Offered Securities unless the Company and the Original Selling Shareholders shall have consented in writing to the inclusion of such other securities;

(e) Notwithstanding anything to the contrary set forth in the RR Agreement, and subject to the provisions of Section 3(f) below, each of the Selling Shareholders shall severally be responsible for the payment of a pro rata portion of the Registration Expenses arising in connection with the Secondary Offering allocated based on the respective number of Offered Securities of each of the Selling Shareholders sold in the Secondary Offering. The Company shall pay all fees and expenses other than Registration Expenses, if any, incident to the Company’s performance or compliance with the RR Agreement in connection with the Secondary Offering.  All Registration Expenses payable by a Selling Shareholder hereunder shall be promptly paid by such Selling Shareholder upon presentment of an invoice setting forth such Registration Expenses in reasonable detail; and

(f) If the Secondary Offering is not consummated for any reason (i) the Company shall be responsible for the payment of (a) the fees and disbursements of counsel for the Company and of its independent public accountants incurred in connection with such proposed registration (including the expenses of "comfort" letters to be provided by such independent public accountants in connection with such proposed registration), (b) all filing fees with the Commission , the NASDAQ Stock Market, Inc. or the Financial Industry Regulatory Authority and (c) other fees and expenses (other than Registration Expenses) incurred by the Company in connection with such proposed registration and (ii) the Selling Shareholders shall be responsible for the payment (on a pro rata basis determined in accordance with the provisions of Section 3(e) above) of all other Registration Expenses arising in connection with such proposed registration other than those described in immediately preceding clause (i).

4. Subject to the provisions of this Agreement, the Additional Selling Shareholders shall have the rights and be bound by the obligations of a holder of Registrable Securities as set forth in Sections 2.3, 2.4(a), 2.5, 2.7 and 7 of the RR Agreement solely in connection with the Secondary Offering of the Additional Owned Shares.  The Additional Selling Shareholders shall have no other rights or obligations arising under the RR Agreement other than those expressly referenced in the immediately preceding sentence.  Notwithstanding anything to the contrary set forth herein or in the RR Agreement, any request to the Company by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company (collectively, the "JH Entities") to effect the registration under the Securities Act of (i) any Additional Owned Shares owned by the JH Entities which are not sold in the Secondary Offering or (ii) any other securities of the Company owned by the JH Entities shall be governed by the provisions of the Registration Rights Agreement between the Company and the JH Entities dated as of August 17, 2006 and not the provisions of this Agreement or the RR Agreement.

5. Each Selling Shareholder hereby undertakes and agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a) of the RR Agreement) the Company, each director of the Company, each officer of the Company and each other Person (other than other Selling Shareholders, if applicable) who controls the Company within the meaning of the Securities Act or the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from any registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, prepared in connection with the Secondary Offering if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information provided by such Selling Shareholder for inclusion therein; provided, however, that any such written information shall be limited to the name of each Selling Shareholder, the address of each Selling Shareholder and the information included about each Selling Shareholder in the Selling Shareholder table.

6.
(a) This Agreement shall terminate and be of no further force and effect if no Owned Shares are sold in connection with the Secondary Offering by no later than September 30, 2009.

(b) All rights of the Original Selling Shareholders under the RR Agreement (other than the Original Selling Shareholders' rights under Section 2.1 of the RR Agreement in connection with the Registration Request and Section 2.7 of the RR Agreement in connection with the Secondary Offering) shall automatically terminate upon the sale of all of the Owned Shares in the Secondary Offering.

(c) If the sale of some, but not all, of the Owned Shares in the Secondary Offering is consummated, then the RR Agreement shall be deemed to be amended as of the date of such consummation as follows:

(i) The first sentence of the definition of "Registrable Securities" set forth in Section 3 of the RR Agreement is hereby amended and restated to provide that "Registrable Securities" means (A) any shares of Common Stock issuable upon conversion of any Owned Shares not sold in the Secondary Offering and (B) any securities of the Company issued or issuable with respect to any of the securities described in immediately preceding clause (A) by way of a dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation, reconstitution or other reorganization or otherwise.

(ii) Notwithstanding anything to the contrary set forth in Section 2.1 of the RR Agreement, the right to request that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (an "Additional Registration Request") shall be subject to the following additional provision:  (A) if an Additional Registration Request is withdrawn in accordance with the provisions of Section 2.1(f) of the RR Agreement then, notwithstanding anything to the contrary set forth in the RR Agreement, (A) the Company shall be responsible for the payment of the fees and disbursements of counsel for the Company and of its independent public accountants incurred in connection with such proposed registration (including (a) the expenses of "comfort" letters to be provided by such independent public accountants in connection with such proposed registration), (b) all filing fees with the Commission, the NASDAQ Stock Market, Inc. or the Financial Industry Regulatory Authority and (c) other fees and expenses (other than Registration Expenses) incurred by the Company in connection with such proposed registration and (B) the Selling Holders of Registrable Securities who made such Additional Registration Request shall be responsible for the payment (on a pro rata basis determined in accordance with the provisions of Section 3(e) above) of all Registration Expenses arising in connection with such proposed registration other than those described in immediately preceding clause (A).

7. The Selling Shareholders represent and warrant to the Company that neither CMOC, Inc. or Uranus Fund, Ltd. nor any successor thereto (i) owns any shares of the Company's securities or (ii) has any continuing rights under the RR Agreement (which rights have permanently terminated).

8. This Agreement, together with the Underwriting Agreement and the RR Agreement (including the exhibits and schedules thereto), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the Underwriting Agreement and the RR Agreement (including the exhibits and schedules thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

9. This Agreement has been negotiated, executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regards to principles of conflicts of law.

10. Except as expressly provided herein, the RR Agreement and the rights and obligations of the parties thereto contained therein remain in full force and effect.

11. This Agreement may be executed and delivered via facsimile or e-mail transmission; and may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

SENECA FOODS CORPORATION

By:   /s/Kraig H. Kayser
Name:  Kraig H. Kayser
Title:  President and Chief Executive Officer

CARL MARKS STRATEGIC INVESTMENTS, L.P.

By:  Carl Marks Management Company, L.P., as General Partner

By:/s/Andrew M. Boas
Name:  Andrew M. Boas
Title: General Partner

CARL MARKS STRATEGIC INVESTMENTS III, L.P.

By:  Carl Marks Management Company, L.P., as General Partner

By:/s/Andrew M. Boas
Name:  Andrew M. Boas
Title:General Partner

                                                                                 /s/Nancy Marks
                                                                                ___________________________

Nancy Marks

                                                                              /s/Marjorie Boas
                                                                               __________________________
Marjorie Boas

Nancy Marks 2003-GRAT

                                                                                 /s/Nancy Marks
                                                                                ___________________________
Trustee

Nancy Marks 2009 CMS-GRAT

                                                                                 /s/Nancy Marks
                                                                                ___________________________
Trustee

                                                                                /s/Carolyn Marks
                                                                                ___________________________

Carolyn Marks

                                                                                /s/Mark Claster
                                                                                ___________________________
Mark Claster

                                                                                /s/Susan Claster
                                                                                ___________________________

Susan Claster

                                                                                /s/Andrew M. Boas
                                                                                ___________________________

Andrew Boas

                                                                                /Carol Boas
                                                                                ___________________________

Carol Boas

                                                                                /s/Linda Katz
                                                                                ___________________________

Linda Katz

                                                                                /s/Constance Marks
                                                                                ___________________________

Constance Marks

                                                                                 /s/Linda Marks Katz parent of Laura Katz
                                                                                ___________________________
Laura Katz

                                                                                /s/James Miller
                                                                                ___________________________

James Miller

                                                                                /s/Richard Boas
                                                                                ___________________________

Richard Boas

JOHN HANCOCK LIFE INSURANCE COMPANY

By: /s/Bradley A. Pierce
                                                                                ___________________________
Name: Bradley A. Pierce

Title: Director

JOHN HANCOCK VARIABLE LIFE
  INSURANCE COMPANY

By:/s/Bradley A. Pierce
                                                                                ___________________________
Name:Bradley A. Pierce

Title:  Authorized Signatory

SCHEDULE A

	Convertible Participating Preferred Stock	Class A Common Stock	Class B Common Stock
Carl Marks Strategic Investments, L.P.	2,325,736.00	-	-
Nancy Marks	248,520.00	-	247,304.00
Marjorie Boas	-	25,000.00	25,000.00

SCHEDULE B

	Convertible Participating Preferred Stock	Class A Common Stock	Class B Common Stock
Carl Marks Strategic Investments III, L.P.	30,000.00	-	-
Nancy Marks 2003 GRAT	-	130,000.00	130,000.00
Nancy Marks 2009 CMS-GRAT	-	274,304.00	-
Carolyn Marks	900.00	14,500.00	12,500.00
Mark and Susan Claster	-	53,975.00	53,975.00
Andrew and Carol Boas	-	53,975.00	53,975.00
Linda Katz	1,000.00	14,500.00	12,500.00
Constance Marks	1,000.00	15,500.00	12,500.00
Laura Katz	-	2,000.00	-
James Miller	-	1,000.00	-
Richard Boas	-	8,334.00	8,334.00
John Hancock Life Insurance Company	490,000.00	-	-
John Hancock Variable Life Company	10,000.00	-	-